Corporate Policy Statement CPS-730
Issued: July 5, 1999
Revision No: 1
Copyright 1999 Lockheed Martin Corporation
A hard copy of this policy may not be current.
The current version is on the Lockheed Martin Intranet

Compliance with the Foreign Corrupt Practices Act

1.0 Policy | 2.0 General | 3.0 Implementation | Exhibit A: Description of the
----------   -----------   ------------------   -----------------------------
Foreign Corrupt Practices Act | Exhibit B: Operational Directions | Exhibit C:
-----------------------------   ---------------------------------   ----------
Financial and Accounting Directions | Exhibit D: Internal Certification to the
-----------------------------------   ----------------------------------------
Vice President and Controller - Compliance with the Foreign Corrupt Practices
-----------------------------------------------------------------------------
Act | Exhibit E: Hospitality Guidelines | General Applicability Statement |
---   ---------------------------------   -------------------------------
Distribution Notice
-------------------

_______________________________________________________________________________

1.0 POLICY

Lockheed Martin Corporation (the "Corporation") will conduct every international business transaction with integrity, regardless of differing local manners and traditions, and will comply with: (a) the laws and regulations of the United States, particularly the provisions of the Foreign Corrupt Practices Act (FCPA);
(b) the laws and regulations of each foreign country in which the Corporation operates (except to the extent inconsistent with U.S. law); (c) the Consent Decree dated April 13, 1976, entered into between Lockheed Corporation and the Securities and Exchange Commission; (d) the Consent Order dated June 23, 1978, between Lockheed Corporation and the Federal Trade Commission; and (e) the Corporation's Code of Ethics and Business Conduct, Setting the Standard. (If
                                                   --------------------
there is a real or apparent inconsistency between the requirements of U.S. and foreign law, the matter shall be resolved by the Assistant General Counsel-International.)

2.0 GENERAL

2.1 The provisions of this CPS will apply to all officers and employees of the Corporation and its wholly-owned subsidiaries, both within and outside the U.S., and, by written agreement, flowing down all appropriate provisions to all distributors, and to all consultants, representatives, brokers or other persons or firms of U.S. or any other nationality who have or are likely to have contact with a foreign customer and are hired or otherwise retained by the Corporation to provide services directly related to obtaining, retaining, or facilitating business or business opportunities, including offset/countertrade commitments to foreign governments, in or with any foreign country or foreign firm ("consultants"), as defined in section 2.0 of CPS-704, International
                                              ----------------------
Consultants.
------------

2.2 With respect to entities controlled (but not wholly-owned) by the Corporation (normally an ownership interest in excess of 50%), the Assistant General Counsel-International shall ensure that policies substantially similar to this CPS are adopted. With respect to entities in which the Corporation has a substantial (but not controlling) ownership interest, (i.e., 20%-50%), the Assistant General Counsel-International shall ensure that such entities have adopted appropriate controls and are taking the steps necessary to effect compliance with the FCPA by all of their officers, employees, distributors and consultants.

3.0 IMPLEMENTATION

3.1 A brief description of the FCPA is set forth in Exhibit A, Description of
                                                    -------------------------
the Foreign Corrupt Practices Act. Instructions designed to ensure that the
----------------------------------
Corporation and its personnel comply fully with both the spirit and the letter of the FCPA are provided in Exhibit B, Operational Directions. Exhibit C,
                            ---------------------------------- ----------
Financial and Accounting Directions, is designed to ensure compliance with the
-------------------------------------
accounting provisions of the FCPA. Exhibit D, Internal Certification to the Vice
                                   ---------------------------------------------
President and Controller - Compliance with the Foreign Corrupt Practices Act,
----------------------------------------------------------------------------
provides a certification to be signed annually by the individual in charge of each Lockheed Martin element (the "Responsible Officer"). Exhibit E, Hospitality
                                                          ----------------------
Guidelines, provides direction with respect to the furnishing of hospitality to
-----------
foreign officials.

3.2 It is the individual responsibility of each officer, employee and consultant of the Corporation, by action and supervision as well as continuous review, to ensure strict compliance with this CPS. The Corporation may take severe disciplinary action, up to and including dismissal, against any officer, employee or consultant who violates this directive.

3.3 Any officer or employee who suspects or becomes aware of any violation of this CPS must report the violation to the Responsible Officer, who will immediately advise the element's Legal Counsel, who shall cause an investigation of the reported matter to be conducted. A consultant who suspects or becomes aware of any such violation must immediately inform the Agreement Monitor, who will report the violation to the Responsible Officer. The Responsible Officer, upon receiving any such report, will immediately advise the element's Legal Counsel, who will cause an investigation to be conducted. The Responsible Officer also will report any such violation in writing to the Assistant General Counsel-International. In the alternative, any officer, employee or consultant who suspects or becomes aware of any violation of this CPS may report it directly to the Vice President of Ethics and Business Conduct or the element's ethics officer (anonymously, if desired), or the Assistant General Counsel-International.

3.4 The Assistant General Counsel-International shall be responsible for furnishing advice with respect to the interpretation and application of the FCPA and of this CPS. He or she shall also assist each Sector President and Sector Vice President and General Counsel in ensuring that affected personnel are fully informed of the prohibitions of the FCPA and the requirements of this CPS.

3.5 Each Sector President and Sector Vice President and General Counsel shall be responsible for ensuring that all affected sector personnel are fully informed of the prohibitions of the FCPA and the requirements of this CPS. In addition, he or she shall be responsible for adopting and enforcing appropriate controls and taking the steps necessary to effect compliance with this CPS by all officers, employees, distributors and consultants of the Corporation in the sector.

3.6 Exceptions to this CPS must have prior written approval of the Senior Vice President and General Counsel or the Assistant General Counsel-International. Exceptions shall not be granted unless legal opinions have been obtained from U.S. and foreign counsel that the conduct for which approval is sought does not violate applicable U.S. or foreign law.

Frank H. Menaker, Jr.
Senior Vice President and General Counsel


Corporate Policy Statement CPS-730
July 1999
Exhibit A, Description of the Foreign Corrupt Practices Act

_______________________________________________________________________________

1.0 ACCOUNTING AND RECORDKEEPING CONTROLS REQUIREMENTS

The FCPA requires certain U.S. companies, including Lockheed Martin, to establish accounting and recordkeeping controls that will prevent the use of "slush funds" and "off-the-books" accounts which have been used in the past by some companies as a means of facilitating and concealing questionable foreign payments. In particular, the FCPA requires companies to establish and keep books, records, accounts and controls which accurately and fairly reflect their transactions and disposition of their assets.

2.0 ANTI-BRIBERY PROVISIONS (PROHIBITIONS)

The FCPA, as amended in 1998, prohibits U.S. persons (and non-U.S. persons while in the United States) from corruptly offering or giving money or anything of value, directly or indirectly through agents or intermediaries, to foreign officials to assist the U.S. (or non-U.S.) person in "obtaining or retaining business." Specifically, the FCPA prohibits any act corruptly done in furtherance of an offer, payment, promise to pay, gift, promise to give, or authorization of the giving of "anything of value" to:

2.1 Any foreign official (see paragraph 6.1);
                                        ---
2.2 Any foreign political party or official thereof or any candidate for foreign political office; or

2.3 Any person (including any consultant), while knowing (or being aware of a high probability) (see paragraph 6.3 for the FCPA's knowledge standard) that all
                                 ----
or a portion of such money or thing of value will be offered, given or promised, directly or indirectly, to any foreign official, any foreign political party or official thereof, or any candidate for foreign political office for purposes of:

    . Influencing any act or decision in his, her or its official capacity (or in the case of a foreign official, inducing him or her to do or omit to do any act in violation of that official's lawful duty); or

    . Inducing him, her or it to use his, her or its influence with a foreign government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality; or

    . Securing any improper advantage (e.g., obtaining a special tax exemption or operating permit for a factory which otherwise would not qualify);

in order to assist in obtaining or retaining business for or with, or directing business to, any person.

3.0 LIMITED EXCEPTIONS AND AFFIRMATIVE DEFENSES

The FCPA contains certain limited exceptions and affirmative defenses to the prohibitions set forth in section 2.0 above. These limited exceptions and affirmative defenses may not be utilized or relied upon except in accordance with the Operational Directions set forth in Exhibit B of this CPS.
                                             ---------

3.1 Facilitating Payments

    3.1.1 The FCPA provides that the prohibitions referred to in section 2.0 above do not apply to any facilitating or expediting payment to any foreign official, political party, or party official, "the purpose of which is to expedite or secure performance of a routine governmental action."

    3.1.2 Examples of such "routine governmental action[s]" include actions ordinarily and commonly performed by a foreign official in:

          . Obtaining permits, licenses, or other official documents to qualify a person to do business in a foreign country;

          .    Processing governmental papers such as visas and work orders;

          . Providing police protection, mail pick-up and delivery, or scheduling inspections associated with contract performance or inspections related to transit of goods across country;

          . Providing phone service, power and water supply, loading and unloading cargo, or protecting perishable products or commodities from deterioration; or

          .    Actions of a similar nature.

    3.1.3 The term "routine governmental action" does not include any decision by a foreign official on whether, or on what terms, to award new business to or continue business with a particular party, or any action taken by a foreign official involved in the decision-making process to encourage a decision to award new business or to continue business with a particular party.

3.2 Affirmative Defenses

The FCPA also contains two affirmative defenses for: (a) "reasonable and bonafide" expenditures, such as travel and lodging expenses, incurred by or on behalf of a foreign official, party, party official, or candidate that are directly related to the promotion, demonstration, or explanation of products or services or the execution or performance of a contract with a foreign government or agency thereof; or (b) payments to foreign officials that are lawful under the written laws and regulations of the foreign official's country.

4.0 PENALTIES - FINES AND IMPRISONMENT

The FCPA's penalties for violation of the anti-bribery provisions include fines of up to $2,000,000 per violation for companies and fines of up to $100,000 and/or imprisonment for up to five years per violation for individuals. The FCPA prohibits a company from reimbursing a director, officer, employee or consultant for the amount of the fine involved. Individuals are subject to criminal liability under the FCPA regardless of whether the company has been found guilty or prosecuted for a violation.

5.0 APPLICABILITY

5.1 As amended in 1998, the jurisdictional reach of the FCPA extends to "any person," including any foreign person or firm, that commits a prohibited act in the United States. The FCPA thus applies to foreign nationals, foreign corporations (including foreign subsidiaries of U.S. companies), and other foreign entities whose directors, officers, employees or agents commit a corrupt act while in the United States.

5.2 The FCPA, as amended, also applies to U.S. nationals and U.S. companies that commit prohibited acts outside the United States, regardless of the use of any instrumentality of interstate commerce. Thus, a U.S. company may be held liable for the acts of its directors, officers, employees or agents (including its foreign subsidiaries) outside the United States, regardless of the nationality of the person taking the action and regardless of the use of an instrumentality of interstate commerce.

5.3 A U.S. company may be held vicariously liable under the FCPA for the corrupt conduct of its foreign subsidiaries outside the United States if the U.S. company authorized or participated in the conduct. Any U.S. national who is a director, officer, employee or agent of a foreign subsidiary may also be held liable under the FCPA for acts in furtherance of the bribery of a foreign official, whether or not such acts are performed within or outside the territory of the United States.

6.0 KEY TERMS

6.1 As used in this CPS, "foreign official" means any officer or employee of a foreign government, its armed forces, or any department, agency, or instrumentality thereof, or any person acting in an official capacity for or on behalf of such government or department, agency, or instrumentality, or any official, employee or person acting on behalf of a public international organization such as the World Bank or the European Community.

6.2 The prohibition against payments to foreign officials extends to the offering or giving of "anything of value" where the requisite criminal intent and business purpose are present. The thing of value given can be of any kind, not just money, and there is no minimum amount or threshold of value which must be exceeded before the gift becomes illegal.

6.3 The FCPA specifically defines the degree of knowledge necessary for a violation. Under the FCPA, "knowing" conduct requires an awareness or a firm belief that the agent, representative, or other third party is making a corrupt payment, or a substantial certainty that this will occur. The FCPA knowledge standard is also met where there is awareness of a high probability that the corrupt payment will be made, unless there is actual belief to the contrary. Willful ignorance (sticking one's head in the sand) is not excused. There may be circumstances in which a director, officer, employee or consultant of the Corporation becomes aware of facts which, while in and of themselves do not cause the individual either to know or believe that a foreign official will be the ultimate recipient of a bribe, should cause suspicion. In these circumstances, if the individual fails to take steps to allay that suspicion, he or she may risk prosecution under the FCPA, as the director, officer, employee or consultant may be accused of having had the requisite knowledge for a violation.

6.4 Although the FCPA does not define "instrumentality" of a foreign government, the term should be construed to include entities which are wholly- or partially-owned by a foreign government, such as the Saudi Arabian Airlines Corporation (Saudia) or a specially chartered private corporation entrusted with quasi-governmental functions, as well as organizations such as INTELSAT and ARABSAT, because the majority of the membership of those organizations is composed of foreign governments and quasi-governmental entities.

Corporate Policy Statement CPS-730
July 1999
Exhibit B, Operational Directions

_______________________________________________________________________________

1.0 APPLICATION

1.1 These Operational Directions apply to Lockheed Martin Corporation and its wholly-owned subsidiaries, both within and outside the U.S. These Directions will control even though local law or custom may permit business standards that are less exacting. With respect to any entity controlled (but not wholly-owned) by the Corporation (normally an ownership interest in excess of 50%), the Assistant General Counsel-International shall ensure that policies substantially similar to these Operational Directions are adopted. With respect to any entity with which the Corporation has a substantial (but not controlling) ownership interest, (i.e., 20%-50%), the Assistant General Counsel-International shall ensure that such entity has adopted appropriate controls and is taking the steps necessary to effect compliance with the FCPA by all of its officers, employees, distributors and consultants. The Vice President of Strategic Development, in the case of corporate acquisitions, or the Sector President or designee, in the case of other acquisitions (including interests in joint ventures), shall ensure that the Assistant General Counsel-International is advised, prior to acquiring any ownership interest of 20% or more in any entity, of the controls which will be implemented to ensure compliance with this CPS.

1.2 At times, observance of the directions may place the Corporation in a non-competitive position. However, strict compliance with the directions and their underlying policies and goals is of greater value to the Corporation than any business which may be lost.

2.0 SPECIFIC PROHIBITIONS AND REQUIREMENTS

2.1 Except as provided herein, no offer, payment, promise to pay or authorization to pay or provide any money, gifts or anything of value will be made by or on behalf of the Corporation to:

    . Any foreign official, including any member of the armed forces, and including any official, employee or person acting on behalf of a public international organization;

    . Any foreign political party or official thereof or any candidate for foreign political office; or

    . Any person, while knowing or being aware of a high probability that all or a portion of any payment will be offered, given or promised, directly or indirectly, to any of the above.

2.2 Except in exigent circumstances which make it impractical to seek prior approval, and subject to the conditions set forth in paragraph 2.3, no facilitating or expediting payment shall be made without the prior approval of business unit or sector Legal Counsel or, alternatively, the Assistant General Counsel-International.

2.3 In exigent circumstances which make it impractical to seek prior approval, a facilitating or expediting payment may be made without the prior approval required under paragraph 2.2 provided that all of the following conditions are satisfied:

    2.3.1 The payment does not exceed $100;

    2.3.2 The payment is for a "routine governmental action" as described by the following list:

          . obtaining permits, licenses or other official documents that qualify a person to do business in a foreign country;

          .    processing governmental papers such as visas and work orders;

          . providing police protection, mail pick-up and delivery, or scheduling inspections associated with contract performance or inspections related to transit of goods across country;

          . providing phone service, power and water supply, loading and unloading cargo, or protecting perishable products or commodities from deterioration; or

          .    actions of a similar nature.

    2.3.3 The payment is not for any decision by a foreign official whether, or on what terms, to award new business to or continue business with a particular party, or for any action taken by a foreign official involved in the decision-making process to encourage a decision to award new business or to continue business with a particular party.

    2.3.4 Within seven days, the payment is reported in writing to the element's Legal Counsel and the Assistant General Counsel-International and on an expense report to reflect accurately the amount paid, the recipient, the purpose of the payment and the exigent nature of the circumstances.

2.4 Except for hospitality provided in accordance with paragraph 2.7, no officer, employee or consultant of the Corporation may rely on either of the FCPA's affirmative defenses, as described in Exhibit A, Description of the
                                             -----------------------------
Foreign Corrupt Practices Act, without the prior written approval of the
-----------------------------
Assistant General Counsel-International.

2.5 Use of corporate aircraft to transport foreign officials is prohibited, except with the written consent of the Senior Vice President and General Counsel, Assistant General Counsel-International, or the Assistant General Counsel-Litigation and Compliance. Consent will not be granted absent review and approval by business unit and sector Legal Counsel. Any request must be accompanied by a legal opinion of outside counsel.

2.6 The above prohibitions apply to payments and gifts on behalf of the Corporation, whether or not they involve the use of corporate resources.

2.7 Provision of hospitality, transportation, meals, models or mementos of reasonable value will be in accordance with guidelines issued by the Assistant General Counsel-International. The guidelines are set forth in Exhibit E,
                                                               ----------
Hospitality Guidelines. Where the hospitality to be given by the Corporation is
----------------------
clearly within the guidelines (including the Hospitality Rules for Foreign
                                             -----------------------------
Officials as defined in Exhibit E), no prior written approval is required.
---------               ---------
Otherwise, the prior written approval of the element's Legal Counsel must be obtained.

2.8 Questions as to whether government-owned or controlled commercial enterprises are government instrumentalities for purposes of this CPS will be referred to the Assistant General Counsel-International for resolution.


Corporate Policy Statement CPS-730
July 1999
Exhibit C, Financial and Accounting Directions

_______________________________________________________________________________

The Vice President and Controller ("Controller") ensures that the accounting and recordkeeping activities of the Corporation adhere to the highest standards and conform to this CPS. Yet, with regard to ethics, legality and propriety, each officer and employee involved with financial and accounting functions has an obligation which transcends normal reporting requirements. Each such individual must be alert to possible violations of the following Financial and Accounting Directions and will report suspected violations to the Controller and the element's Legal Counsel:

1.0 All cash, bank accounts, investments and other assets of the Corporation must always be recorded accurately on the official books of the Corporation. In accordance with corporate policy regarding the Corporation's internal control structure and the Corporate Controller's Manual, personnel responsible for the
                  -----------------------------
Corporation's financial books, records and internal accounting controls will periodically review such books, records and controls to ensure their compliance with the requirements of the FCPA. Bank accounts should be opened or closed only upon the prior written approval of the Vice President and Treasurer or an Assistant Treasurer of Lockheed Martin Corporation. Anonymous ("numbered") accounts will not be maintained.

2.0 Payments will not be made into anonymous bank accounts or other accounts not in the name of the payee or of an entity known to be controlled by the payee.

3.0 Except for regular, approved cash payroll payments and normal disbursements from petty cash supported by signed receipts or other appropriate documentation, payments will not be made in cash. Checks will not be drawn to the order of "cash," "bearer" or similar designations.

4.0 Fictitious invoices, over-invoices or other misleading documentation will not be used.

5.0 Fictitious entities, sales, purchases, services, loans or financial arrangements will not be used.

6.0 Check requests will be in writing and contain a complete explanation of the purpose and authority for the payment. The explanation will accompany all documents submitted in the course of the issuing process. The explanation must be kept on file at the paying location.

7.0 No expenses relating to foreign business will be reimbursed to persons or companies assisting the Corporation in obtaining or retaining such business unless such expenses are supported by reasonable written documentation.

8.0 No payment to any consultant will be made outside of either the country where a substantial portion of the related services are performed or the country from which the person performing such services normally conducts business, except where specifically approved in writing by the Assistant General Counsel-International or the Consultant Review Board (CRB).

9.0 Payments for any services rendered to the Corporation by a foreign official or an officer or official of a foreign government-owned or -controlled commercial enterprise, including honorarium payments and reimbursement of expenses, will be made solely to the foreign government agency or instrumentality employing the individual. Such payments will be made by check directly to the foreign government agency or instrumentality, or by wire to its named bank account within the foreign government agency's or instrumentality's country, or by wire through its duly authorized correspondent bank within the U.S. No such payment shall be made without the prior written approval of the Sector Vice President and General Counsel or, alternatively, the Assistant General Counsel-International.

10.0 Receipts, whether in cash or checks, will be deposited promptly in a bank account of the Corporation. Any officer or employee who suspects the possibility that a bribe, kickback or over-invoice is associated with a particular receipt or that an understanding exists that all or a portion of a receipt will be rebated, refunded or otherwise paid in contravention of the laws of any jurisdiction, will immediately report that suspicion to the Responsible Officer, the chief financial officer of the element, and the element's Legal Counsel. Consultants will report such suspicions to the applicable Agreement Monitor (whose responsibilities are set forth in CPS-704, International Consultants),
                                         -------- --------------------------
who will immediately refer the matter to the Responsible Officer, the chief financial officer of the element, and the element's Legal Counsel. The Responsible Officer will report any such violation in writing to the Assistant General Counsel-International.


11.0 Within 60 days after the end of each calendar year, each Responsible Officer will prepare a report, which will be submitted to the Controller, with respect to all remuneration (including hospitality) and facilitating payments made in connection with his or her element's operations in foreign countries during that year. The Responsible Officer will certify in such report that, to the best of his or her knowledge, the information contained therein is accurate and that all transactions during such year complied with this CPS. The chief financial officer of each element will assist the Responsible Officer in the preparation of such report, which should include an Internal Certification to the Vice President and Controller - Compliance with the Foreign Corrupt Practices Act, a sample of which is set forth in Exhibit D.
                                                 ----------

12.0 Within 90 days after the end of each calendar year, the Controller will prepare a report, which will be submitted by the Chief Financial Officer to the Audit & Ethics Committee of the Board of Directors of Lockheed Martin Corporation at its next scheduled meeting, with respect to all commissions, other remuneration (including hospitality) and facilitating payments made in connection with operations in foreign countries during that year. The Chief Financial Officer will certify in such report that, to the best of his or her knowledge, the information contained therein is accurate and that all transactions during such year complied with this CPS. The chief financial officer of each element will assist the Controller in the preparation of such report.


Corporate Policy Statement CPS-730
July 1999
Exhibit D, Internal Certification to the Vice President and Controller - Compliance with the Foreign Corrupt Practices Act

_______________________________________________________________________________

Key Responsibilities

It is the individual responsibility of each officer and employee of the Corporation and its wholly-owned subsidiaries, by action and supervision, as well as continuous review, to ensure strict compliance with CPS-730, Compliance with the Foreign Corrupt Practices Act (FCPA). The Corporation may take severe disciplinary action against any officer or employee who violates this directive. In summary, the FCPA specifically prohibits: (1) payments or offers of anything of value made corruptly to influence foreign officials or to secure any improper advantage in order to obtain or retain business for the Corporation; (2) maintaining undisclosed/unrecorded funds or assets; and (3) making entries in the books and records of the Corporation for anything other than the purpose described.

Any officer or employee who suspects or becomes aware of any violation of CPS-730 must report the violation immediately to the individual in charge of the element involved (Responsible Officer), who will advise the element's Legal Counsel and cause an investigation of the reported matter to be conducted. The Responsible Officer will report any such violation in writing to the Assistant General Counsel-International.

Any officer or employee who suspects the possibility that a bribe, kickback, or over-invoice is associated with a particular receipt or payment or that an understanding exists that all or a portion of a receipt or payment will be rebated, refunded, or otherwise paid in contravention of the laws of any jurisdiction, will immediately report that suspicion to the Responsible Officer, the chief financial officer of the element, and the element's Legal Counsel. The Responsible Officer will report any such violation in writing to the Assistant General Counsel-International.

Certification

I, the undersigned, do hereby affirm, to the best of my knowledge and belief, that the operations for which I am assigned responsibility: (1) are in compliance with CPS-730 and the FCPA; (2) have not made any unlawful or irregular payments; (3) have no undisclosed/unrecorded funds or assets; and (4) have no entries in the books or records for other than the purpose described.

Signed:___________________________________________________


Date: _________________________

[Name of Responsible Officer]


Corporate Policy Statement CPS-730
July 1999
Exhibit E, Hospitality Guidelines

_______________________________________________________________________________

    (To be followed for activities involving foreign government officials or employees in all countries)

1.0 All hospitality offered on behalf of the Corporation must be directly related to Lockheed Martin business, i.e., the sale of its products and services, or otherwise directly in support of Lockheed Martin's business interests. Hospitality in all cases must be reasonable in amount, must be offered in good faith only in connection with the promotion, demonstration or explanation of company products or services or the execution or performance of a contract with a foreign government or agency thereof, and must be lawful under applicable local law. In no event may any hospitality be offered or provided in return for any favor or benefit to Lockheed Martin or to influence improperly any official decision. Unless otherwise provided in the Hospitality Rules for
                                                        ---------------------
Foreign Officials or approved by the element's Legal Counsel in writing,
-----------------
expenses for hospitality meals should not exceed the following U.S. dollar amount per person: Breakfast - $35.00; Lunch - $75.00; Dinner - $125.00. Refreshments should not exceed $30.00 per person. Higher amounts may be appropriate in a specific country and may be approved by the element's Legal Counsel, provided a written legal opinion is obtained from in-country counsel that such higher amounts are in accordance with such country's laws and regulations and are not unreasonable or excessive.

  Note: Frequency of hospitality must be carefully monitored, as the cumulative effect of frequent hospitality may give rise to the appearance of impropriety. Hospitality for an individual should not exceed twelve events in any calendar year. Where additional hospitality is anticipated, the element's Legal Counsel shall be consulted and prior written approval shall be obtained.

2.0 Unless otherwise provided in the Hospitality Rules for Foreign Officials, in
                                     ---------------------------------------
the case of plant visits or similar activities by foreign government officials or employees which will involve Lockheed Martin paying airfare or lodging expenses for such officials, elements shall send invitations or itineraries, or both, to the foreign officials to inform them, to enable consultation with superiors, and to afford them the option to decline. Elements also will obtain prior written approval or confirmation from the invitee's superior or other authorized official or prepare a file memorandum of relevant conversations in this regard. If this is not practicable in connection with very senior invitees, the element's Legal Counsel shall obtain a written legal opinion from in-country counsel that specifically addresses the particular circumstances of the visit. In the case of plant visits that are specifically required by the terms of a contract with a foreign government customer, prior written approval or confirmation from the invitee's superior or other authorized official is not required, but all hospitality expenses related to any such visit shall be subject to these Guidelines. In no case will payment or reimbursement be made directly to the individual official incurring the expense. Such payment or reimbursement shall be made to the foreign government or agency involved.

3.0 Refreshments, meals or mementos of reasonable value and otherwise in accordance with these Guidelines which are furnished in connection with trade shows, association meetings, official governmental functions, or ceremonial, commemorative or celebratory functions such as ship launchings, airplane rollouts, deliveries or demonstrations are permissible. For such events or occasions to which foreign government officials or employees from three or more countries are invited, the element's Legal Counsel and in-country counsel opinions will not be required with respect to the foreign government officials' or employees' participation, provided the refreshments, meals or mementos to be offered are of reasonable value and otherwise strictly in accordance with these Guidelines and the Hospitality Rules for Foreign Officials, and are not offered
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improperly to influence any official decision. However, notification of such events shall be made in writing to the Assistant General Counsel-International at least 15 days in advance of such event. The notification shall generally describe the event, the per person cost of the refreshments, meals and mementos offered, and any other relevant aspects of the event.

4.0 Cash gifts to foreign officials are not permitted under any circumstances. Per diem payments are similarly prohibited, except where expressly provided for in a written contract with a foreign government customer. In such case, per diem payments shall be paid strictly in accordance with the contract requirements. Any such payment shall be made by check, rather than cash. Whenever feasible, the check for per diem payments should be made payable to the foreign government customer, rather than to any individual foreign official. Any such per diem payment shall always be accompanied by appropriate documentation accurately recording the amount and nature of the payment in accordance with the contract requirement.

5.0 Unless otherwise provided in the Hospitality Rules for Foreign Officials,
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product models or pictures of little or no intrinsic value bearing the company logo or other items of small dollar value (less than U.S. $100) that are distributed for advertising or commemorative purposes are permitted. Gifts valued at $100 or more must have the prior written approval of the element's Legal Counsel, provided the element's Legal Counsel obtains from in-country counsel a written opinion that any such higher amount complies with that country's law and regulations. The element's Legal Counsel shall consult with the element's Ethics Officer prior to granting any such approval. In no event shall an item having a cost in excess of $1,000 (regardless of intrinsic value) be given without the prior written approval of the Assistant General Counsel-International. Whenever appropriate, a gift should be made to the customer organization, and not to an individual.

6.0 Use of Lockheed Martin corporate aircraft to transport foreign officials is prohibited unless prior written authorization is obtained from the Senior Vice President and General Counsel, Assistant General Counsel-International, or the Assistant General Counsel-Litigation & Compliance. Consent will not be granted absent review and approval by business unit and sector Legal Counsel. Any such request must be accompanied by a legal opinion of outside counsel. Other transportation may be approved, after legal review, on a case-by-case basis.

7.0 Prior written approval by the element's Legal Counsel is required for any hospitality offered to the spouse and/or children of a foreign official.

8.0 The Responsible Officer shall ensure that quarterly written reports of all hospitality (excluding only items permitted pursuant to paragraph 5.0. above) offered to foreign officials shall be made to the element's Legal Counsel within 30 days of the end of the calendar quarter. Such reports shall specify the names and titles of recipients, country(ies) represented, expenses incurred, and type and business purpose of the hospitality. This reporting requirement is in addition to and separate from any reports required to be made to any element finance organization. Business unit Legal Counsel shall review such quarterly written reports and shall prepare a written report to the appropriate Sector Vice President and General Counsel and the Assistant General Counsel-International. This report shall identify any hospitality exceeding the limits set forth in these Hospitality Guidelines for which business unit Legal Counsel has granted approval and, where applicable, has obtained a written opinion from in-country counsel. This report also shall identify any instance of non-compliance or violation of these Hospitality Guidelines and the corrective action taken or to be taken.

9.0 The Hospitality Rules for Foreign Officials are approved by the Assistant
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General Counsel-International and will be updated from time-to-time. No hospitality shall be authorized under these Guidelines unless it is in accordance with the specific requirements of the Hospitality Rules for Foreign
                                                 -----------------------------
Officials.
---------

10.0 Because foreign legal opinions can in some instances take many days to obtain, counsel should be consulted as early as possible, but in no event later than five business days before the event.